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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                              ---------------------

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)


                              ---------------------

                              FALCON PRODUCTS, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                     43-0730877
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

9387 Dielman Industrial Drive
St. Louis, Missouri                                          63132
(Address of principal executive offices)                     (Zip code)

                              -------------------

                   11-3/8% Senior Subordinated Notes due 2009
                       (Title of the indenture securities)

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1.      General  information.  Furnish  the  following  information  as to  the
        Trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

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          Name                                        Address
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    Superintendent of Banks of the State     2 Rector Street, New York,
    of New York                              N.Y.  10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York         33 Liberty Plaza, New York,
                                             N.Y.  10045

    Federal Deposit Insurance Corporation    Washington, D.C.  20429

    New York Clearing House Association      New York, New York   10005


        (b) Whether it is authorized to exercise corporate trust powers.

        Yes.

2.      Affiliations with Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

16.     List of Exhibits.

        Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R.
        229.10(d).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                    SIGNATURE


        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 12th day of July, 1999.


                                          THE BANK OF NEW YORK



                                          By:  /s/  ILIANA  A. ARCIPRETE
                                               ---------------------------------
                                              Name:    ILIANA  A. ARCIPRETE
                                              Title:   ASSISTANT TREASURER


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                                                                     EXHIBIT 7

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                               Dollar Amounts
ASSETS                                                          In Thousands
------                                                         --------------
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin.             $4,508,742
   Interest-bearing balances..........................              4,425,071
Securities:
   Held-to-maturity securities........................                836,304
   Available-for-sale securities......................              4,047,851
Federal funds sold and Securities purchased under                   1,743,269
   agreements to resell...............................
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income.................................39,349,679
   LESS: Allowance for loan and
     lease losses..............................603,025
   LESS: Allocated transfer risk
     reserve....................................15,906
   Loans and leases, net of unearned income,                       38,730,748
     allowance, and reserve...........................
Trading Assets........................................              1,571,372
Premises and fixed assets (including capitalized                      685,674
   leases)............................................
Other real estate owned...............................                 10,331
Investments in unconsolidated subsidiaries and                        182,449
   associated companies...............................
Customers' liability to this bank on acceptances                    1,184,822
   outstanding........................................
Intangible assets.....................................              1,129,636
Other assets..........................................              2,632,309
                                                                  -----------
Total assets..........................................            $61,688,578
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LIABILITIES
Deposits:
   In domestic offices................................            $25,731,036
   Noninterest-bearing......................10,252,589
   Interest-bearing.........................15,478,447
   In foreign offices, Edge and Agreement                          18,756,302
     subsidiaries, and IBFs...........................
   Noninterest-bearing.........................111,386
   Interest-bearing.........................18,644,916
Federal funds purchased and Securities sold under                   3,276,362
   agreements to repurchase...........................
Demand notes issued to the U.S.Treasury...............                230,671
Trading liabilities...................................              1,554,493
Other borrowed money:
   With remaining maturity of one year or less........              1,154,502
   With remaining maturity of more than one year                          465
     through three years..............................
   With remaining maturity of more than three years...                 31,080
Bank's liability on acceptances executed and                        1,185,364
   outstanding........................................
Subordinated notes and debentures.....................              1,308,000
Other liabilities.....................................              2,743,590
                                                                  -----------
Total liabilities.....................................             55,971,865
                                                                  -----------

EQUITY CAPITAL
Common stock..........................................              1,135,284
Surplus...............................................                764,443
Undivided profits and capital reserves................              3,807,697
Net unrealized holding gains (losses) on                               44,106
   available-for-sale securities......................
Cumulative foreign currency translation adjustments...
                                                                  (    34,817)
                                                                  -----------
Total equity capital..................................              5,716,713
                                                                  -----------
Total liabilities and equity capital..................            $61,688,578
                                                                  ===========
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         I, Thomas J.  Mastro,  Senior Vice  President  and  Comptroller  of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.
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                                                      Thomas J. Mastro

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


A. Reyni
Alan R. Griffith
Gerald L. Hassell


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